Exhibit 4.5

CITIZENS FINANCIAL GROUP, INC.

Issuer

and

THE BANK OF NEW YORK MELLON

Trustee

TENTH SUPPLEMENTAL INDENTURE

Dated as of December 3, 2015

to

SUBORDINATED INDENTURE

Dated as of September 28, 2012

i

CROSS-REFERENCE TABLE

Reconciliation and tie showing the location in the Base Indenture, dated as of September 28, 2012, of the provisions inserted pursuant to Sections 310 to 318(a), inclusive, of the Trust Indenture Act, unless otherwise indicated. This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Subordinated Indenture.

Trust Indenture Act of 1939 Section	Indenture Section

310	(a)(1)	609
	(a)(2)	609
	(a)(5)	609
	(b)	608 and 610
312	(a)	701
313	(a)	703
	(c)	703
314	(a)	1206
	(c)(1)	102
	(c)(2)	102
	(e)	102
315	(a)	601
	(b)	602
	(c)	601
	(d)	601
	(e)	514
316	(a)(1)	512
	(b)	507
	(c)	802
317	(a)	503
	(b)	1203
318	(a)	103	*

*	Refers to Section 103 of the Tenth Supplemental Indenture.

ii

TENTH SUPPLEMENTAL INDENTURE, dated as of December 3, 2015 (the “Tenth Supplemental Indenture”), between Citizens Financial Group, Inc. (formerly RBS Citizens Financial Group, Inc.), a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation, as Trustee hereunder (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to The Bank of New York Mellon, as trustee, a Subordinated Indenture, dated as of September 28, 2012 (the “Base Indenture”), providing for the issuance from time to time of the Company’s subordinated debt securities (herein and therein called the “Subordinated Debt Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, the Company has heretofore executed and delivered to The Bank of New York Mellon, as trustee, a Fifth Supplemental Indenture to the Subordinated Indenture, dated as of June 26, 2014 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, as the same may be amended or supplemented from time to time, including by this Tenth Supplemental Indenture, the “Subordinated Indenture”), providing for the issuance of 4.153% Subordinated Notes due 2024 (CUSIP No. 174610 AA3) (the “Notes Subject to Rate Reset”);

WHEREAS, the Company and the sole Holder of the Notes Subject to Rate Reset wish to make certain changes as specified herein to the terms of and provisions for the Notes Subject to Rate Reset, which shall become effective as of January 2, 2016 (the “Effective Date”);

WHEREAS, Section 1102 of the Base Indenture permits the Company and the Trustee, with the consent of the Holders of each Outstanding Subordinated Debt Security of any series affected thereby, to enter into an indenture supplemental to the Base Indenture modifying certain of the rights of the Holders under the Subordinated Indenture of such Outstanding Subordinated Debt Securities;

WHEREAS, the sole Holder of the Notes Subject to Rate Reset has provided its written consent to this Tenth Supplemental Indenture;

WHEREAS, the Company has duly authorized the execution and delivery of this Tenth Supplemental Indenture; and

WHEREAS, all things necessary have been done to make this Tenth Supplemental Indenture a valid agreement of the Company, in accordance with its terms.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes Subject to Rate Reset, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101 Relation to Base Indenture.

This Tenth Supplemental Indenture constitutes a part of the Base Indenture (the provisions of which, as modified by this Tenth Supplemental Indenture, shall apply to the Notes Subject to Rate Reset) in respect of the Notes Subject to Rate Reset but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Subordinated Debt Securities or affect in any manner the terms and conditions of the Subordinated Debt Securities of any other series. For the avoidance of doubt, the First, Second, Third, Fourth, Sixth, Seventh, Eighth and Ninth Supplemental Indentures to the Base Indenture shall not apply to the Notes Subject to Rate Reset.

Section 102 Incorporation by Reference of Trust Indenture Act.

The Subordinated Indenture is subject to the mandatory provisions of the Trust Indenture Act, which are incorporated by reference in and made a part of the Subordinated Indenture. The following Trust Indenture Act terms have the following meanings:

“Indenture Securities” shall mean the Subordinated Debt Securities.

“Indenture to Be Qualified” shall mean the Subordinated Indenture.

“Indenture Trustee or Institutional Trustee” shall mean the Trustee.

“Obligor” with reference to Indenture Securities shall mean the Company.

All other terms in the Subordinated Indenture that are defined by the Trust Indenture Act, defined by it by reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

Section 103 Trust Indenture Act to Control.

If any provision included in the Subordinated Indenture limits, qualifies or conflicts with another provision included in the Subordinated Indenture which is required to be included in the Subordinated Indenture by the Trust Indenture Act, such required provision shall control.

Section 104 Definitions.

For all purposes of this Tenth Supplemental Indenture, the capitalized terms used herein that are defined in this Section 104 have the respective meanings assigned hereto in this Section 104, the capitalized terms used herein that are defined in the Fifth Supplemental Indenture and not defined in this Section 104 have the respective meanings assigned thereto in the Fifth Supplemental Indenture, and the capitalized terms used herein that are defined in the Base Indenture or the Fifth Supplemental Indenture and not defined in this Section 104 have the respective meanings assigned thereto in the Base Indenture or the Fifth Supplemental Indenture, as applicable. References to the Fifth Supplemental Indenture in such Fifth Supplemental Indenture shall be references to the Fifth Supplemental Indenture as amended and supplemented by this Tenth Supplemental Indenture. For all purposes of this Tenth Supplemental Indenture:

(1) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

2

(2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP, and, except as otherwise herein expressly provided, the term “U.S. GAAP” with respect to any computation required or permitted hereunder shall mean U.S. GAAP at the date of such computation; and

(3) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Tenth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

“Base Indenture” has the meaning set forth in the recitals of the Company of this Tenth Supplemental Indenture.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of the Subordinated Indenture, and thereafter “Company” shall mean such successor corporation.

“Effective Date” has the meaning set forth in the recitals of the Company of this Tenth Supplemental Indenture.

“Fifth Supplemental Indenture” has the meaning set forth in the recitals of the Company of this Tenth Supplemental Indenture.

“Notes Subject to Rate Reset” has the meaning set forth in the recitals of the Company of this Tenth Supplemental Indenture.

“Subordinated Debt Securities” has the meaning set forth in the recitals of the Company of this Tenth Supplemental Indenture.

“Subordinated Indenture” has the meaning set forth in the recitals of the Company of this Tenth Supplemental Indenture.

“Tenth Supplemental Indenture” has the meaning set forth in the first paragraph of this instrument.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of the Subordinated Indenture, and thereafter “Trustee” shall mean such successor Person.

ARTICLE II

AMENDMENTS

Section 201 Amendment of Subordinated Indenture.

As of the Effective Date, the rate of interest on the Notes Subject to Rate Reset shall be changed from 4.153% to 3.750% per annum, and the Fifth Supplemental Indenture (including each exhibit thereto) is hereby amended by replacing the text “4.153%” contained therein, in each instance it appears, with the text “3.750%”. From and after the Effective Date, the Notes

3

Subject to Rate Reset shall also be referred to as the “3.750% Subordinated Notes due 2024” instead of the “4.153% Subordinated Notes due 2024”. For the avoidance of doubt, the change in the rate of interest on the Notes Subject to Rate Reset shall apply only prospectively from January 2, 2016. Interest on the Notes Subject to Rate Reset shall accrue at a rate of 4.153% per annum for all periods prior to January 2, 2016 and amounts of interest accrued at that rate for such periods shall be payable in full and not subject to adjustment.

Section 202 Amendment of Global Notes.

As of the Effective Date, the 144A Global Note representing the Notes Subject to Rate Reset issued on June 26, 2014 (the “Existing 144A Global Note”) shall be amended and restated to appear substantially in the form of Exhibit A hereto (the “Amended and Restated 144A Global Note”), and the Regulation S Global Note representing the Notes Subject to Rate Reset issued on June 26, 2014 (the “Existing Regulation S Global Note” and, together with the Existing 144A Global Note, the “Existing Global Notes”) shall be amended and restated to appear substantially in the form of Exhibit B hereto (the “Amended and Restated Regulation S Global Note” and, together with the Amended and Restated 144A Global Note, the “Amended and Restated Global Notes”). Each of the Amended and Restated Global Notes shall be executed by the Company and authenticated and delivered by the Trustee to the Depositary in exchange for the applicable Existing Global Note, which shall be cancelled, and all beneficial interests in each Existing Global Note shall automatically become beneficial interests in the applicable Amended and Restated Global Note. The Notes Subject to Rate Reset shall accrue interest thereon on the terms contemplated hereby from the Effective Date.

ARTICLE III

MISCELLANEOUS

Section 301 Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 302 Successors and Assigns.

All covenants and agreements in this Tenth Supplemental Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

Section 303 Separability Clause.

In case any provision in this Tenth Supplemental Indenture or in the Notes Subject to Rate Reset shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 304 Governing Law.

This Tenth Supplemental Indenture and the Notes Subject to Rate Reset shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to the conflicts of law rules of said State.

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Section 305 Trustee Not Responsible for Recitals.

The recitals in this Tenth Supplemental Indenture are made by the Company, and the Trustee assumes no responsibility for the correctness of such recitals or for the validity or sufficiency of this Tenth Supplemental Indenture.

* * * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed as of the day and year first above written.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ David Lindenauer
Name:	David Lindenauer
Title:	Executive Vice President & Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
Name:	Laurence J. O’Brien
Title:	Vice President

[Signature Page to the Tenth Supplemental Indenture]

EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD THEN REQUIRED UNDER RULE 144 UNDER THE SECURITIES ACT OR ITS SUCCESSOR RULE) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN OFFER, SALE OR OTHER TRANSFER TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR OTHER TRANSFER (i) PURSUANT TO CLAUSE (C) PRIOR TO THE END OF THE DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (D) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER ONLY AT THE DIRECTION AND IN THE ABSOLUTE DISCRETION OF THE ISSUER AFTER THE DISTRIBUTION COMPLIANCE PERIOD OR RESALE RESTRICTION TERMINATION DATE, AS APPLICABLE.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUBORDINATED INDENTURE GOVERNING THIS SUBORDINATED NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES

EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 204(g) OF THE FIFTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 204(a) OF THE FIFTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 204(g) OF THE FIFTH SUPPLEMENTAL INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SUBORDINATED NOTES IN DEFINITIVE FORM, THIS SUBORDINATED NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS NOT A DEPOSIT LIABILITY OF CITIZENS FINANCIAL GROUP, INC. (OR ITS SUCCESSOR) AND WILL NOT BE INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OF THE UNITED STATES.

CUSIP     174610 AA3

ISIN         US174610AA37

RULE 144A GLOBAL NOTE

representing up to

$333,000,000

3.750% Subordinated Notes due 2024

No. A-1	$333,000,000

Citizens Financial Group, Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on July 1, 2024.

Interest Payment Dates: Beginning on January 1, 2015, January 1 and July 1 of each year

Record Dates: June 15 and December 15

Additional provisions of this Subordinated Note are set forth on the other side of this Subordinated Note.

IN WITNESS HEREOF, the Company has caused this instrument to be duly executed.

Dated:

CITIZENS FINANCIAL GROUP, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Subordinated Notes referred to in the within-mentioned Subordinated Indenture:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Dated:

[Back of Subordinated Note]

3.750% Subordinated Notes due 2024

Capitalized terms used herein shall have the meanings assigned to them in the Subordinated Indenture referred to below unless otherwise indicated.

1. INTEREST. Citizens Financial Group, Inc. (formerly RBS Citizens Financial Group, Inc.), a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Subordinated Note at a rate per annum of 4.153% from June 26, 2014 until January 1, 2016 and at a rate per annum of 3.750% from January 2, 2016 until maturity, computed on the basis of a 360-day year comprised of twelve 30-day months. The Company will pay interest on this Subordinated Note (i) semi-annually in arrears on January 1 and July 1 of each year or, if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”) to the Holder of record of this Subordinated Note on the immediately preceding December 15 and June 15 (each, a “Record Date”), in each case with respect to the next occurring Interest Payment Date. Interest on this Subordinated Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including June 26, 2014; provided that the first Interest Payment Date shall be January 1, 2015.

2. METHOD OF PAYMENT. The Company will pay interest on this Subordinated Note to the Person that is the registered Holder of this Subordinated Note at the close of business on the Record Date (whether or not a Business Day) next preceding the Interest Payment Date, even if this Subordinated Note is cancelled after such Record Date and on or before such Interest Payment Date, except as provided in Section 307 of the Base Indenture with respect to Defaulted Interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the Security Register of Holders; provided that (a) all payments of principal, premium, if any, and interest on, Subordinated Notes represented by Global Notes registered in the name of or held by DTC or its nominee will be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof and (b) all payments of principal, premium, if any, and interest with respect to certificated Subordinated Notes will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon, the Trustee under the Subordinated Indenture, will act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

4. SUBORDINATED INDENTURE. The Company issued the Subordinated Notes under a Subordinated Indenture, dated as of September 28, 2012 (the “Base Indenture”), as amended and supplemented by a Fifth Supplemental Indenture, dated as of June 26, 2014 (the “Fifth

Supplemental Indenture”), and a Tenth Supplemental Indenture, dated as of December 3, 2015 (the “Tenth Supplemental Indenture”, and the Base Indenture as amended and by the Fifth Supplemental Indenture and Tenth Supplemental Indenture, the “Subordinated Indenture”), each between the Company and the Trustee. This Subordinated Note is one of a duly authorized issue of Subordinated Debt Securities of the Company designated as its “3.750% Subordinated Notes due 2024”. To the extent any provision of this Subordinated Note conflicts with the express provisions of the Subordinated Indenture, the provisions of the Subordinated Indenture shall govern and be controlling.

5. REDEMPTION. Except as described below, the Subordinated Notes shall not be redeemable at the Company’s option:

(a) Regulatory Event Redemption. The Company may, at its option, redeem the Subordinated Notes in whole (but not in part) at any time after the occurrence of a Regulatory Event.

(b) Tax Event Redemption. The Company may, at its option, redeem the Subordinated Notes in whole (but not in part) within 90 days following the occurrence of a Tax Event.

(c) Event Redemption Price. In the case of any redemption of the Subordinated Notes resulting from a Regulatory Event or a Tax Event, the “Event Redemption Price” with respect to the Subordinated Notes shall be equal to 101% of the outstanding principal amount of the Subordinated Notes together with any accrued and unpaid interest to the applicable Redemption Date. If the Event Redemption Price in respect of the Subordinated Notes is not paid on the applicable Redemption Date, interest on the outstanding principal amount of the Subordinated Notes will continue to accrue until the Event Redemption Price is actually paid or set aside for payment.

(d) Redemption Procedures. Except as modified by Section 203 of the Fifth Supplemental Indenture, any redemption of the Subordinated Notes resulting from a Regulatory Event or a Tax Event is subject to the terms and conditions of Article XIII of the Base Indenture (except for Sections 1303 and 1307 of the Base Indenture, solely to the extent they are inapplicable in the case of any redemption upon the occurrence of a Regulatory Event or a Tax Event pursuant to Section 203(a) or Section 203(b) of the Fifth Supplemental Indenture).

6. MANDATORY REDEMPTION, SINKING FUND. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Subordinated Notes.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Subordinated Notes are in registered form without coupons in denominations of $200,000 and any integral multiples of $1,000 in excess thereof. The transfer of Subordinated Notes may be registered and Subordinated Notes may be exchanged as provided in the Subordinated Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Subordinated Indenture. The Company need not exchange or register the transfer of any Subordinated Note or portion of a Subordinated Note selected for redemption. Also, the Company need not exchange of register the transfer of any Subordinated Notes for a period of 15 days before a selection of Subordinated Notes to be redeemed.

8. PERSONS DEEMED OWNERS. The registered Holder of a Subordinated Note may be treated as its owner for all purposes.

9. AMENDMENT, SUPPLEMENT AND WAIVER. The Subordinated Indenture or the Subordinated Notes may be amended or supplemented as provided in the Subordinated Indenture.

10. DEFAULTS AND REMEDIES. The only Events of Default with respect to the Subordinated Notes are set forth in Article V of the Base Indenture. If an Event of Default with respect to the Subordinated Notes occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Outstanding Subordinated Notes may declare the principal amount of, premium, if any, and all accrued but unpaid interest, if any, on all the Subordinated Notes to be due and payable immediately, by a written notice to the Company (and to the Trustee, if given by Holders), and upon such a declaration the principal amount (or specified amount), premium and interest of the Subordinated Notes shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default with respect to the Subordinated Notes occurs as a result of the happening of any event of the kind specified in the first sentence of the second paragraph of Section 1501 of the Base Indenture involving the Company, the principal of all Outstanding Subordinated Notes, premium, if any, and any interest accrued thereon shall become due and payable immediately without any further action on the part of the Trustee or the Holders. Holders may not enforce the Subordinated Indenture or the Subordinated Notes except as provided in the Subordinated Indenture. Subject to certain limitations, Holders of not less than a majority in principal amount of the Outstanding Subordinated Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Subordinated Notes notice of any default under the Subordinated Indenture (except a default relating to the payment of principal of, premium, if any, or interest on the Subordinated Notes) if it determines that withholding notice is in their interest. The Holders of not less than a majority in principal amount of the Outstanding Subordinated Notes may on behalf of the Holders of all of the Subordinated Notes waive any past default or its consequences under the Subordinated Indenture, except a default in payment of the principal of, premium, if any, or interest on, any of the Subordinated Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Subordinated Indenture, and the Company is required to give prompt written notice to the Trustee of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up or relating to the Company as a whole, whether voluntary or involuntary, or of any default with respect to any Senior Indebtedness that would prevent the Trustee from making any payment in respect of the Subordinated Notes under Section 1501 (Agreement to Subordinate) of the Base Indenture.

11. AUTHENTICATION. This Subordinated Note shall not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.

12. GOVERNING LAW. THE SUBORDINATED INDENTURE AND THIS SUBORDINATED NOTE SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

13. CUSIP NUMBERS AND ISIN. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Subordinated Notes and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Subordinated Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Subordinated Indenture. Requests may be made to the Company at the following address:

Citizens Financial Group, Inc.

600 Washington Boulevard

Stamford, CT 06901

Fax No.: 203-900-6758

Attention: Robin S. Elkowitz

ASSIGNMENT FORM

To assign this Subordinated Note, fill in the form below:

(Insert assignee’s legal name)

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Subordinated Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Please sign exactly as your name appears on the face of this Subordinated Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $333,000,000. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Custodian

EXHIBIT B

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD THEN REQUIRED UNDER RULE 144 UNDER THE SECURITIES ACT OR ITS SUCCESSOR RULE) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN OFFER, SALE OR OTHER TRANSFER TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR OTHER TRANSFER (i) PURSUANT TO CLAUSE (C) PRIOR TO THE END OF THE DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (D) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER ONLY AT THE DIRECTION AND IN THE ABSOLUTE DISCRETION OF THE ISSUER AFTER THE DISTRIBUTION COMPLIANCE PERIOD OR RESALE RESTRICTION TERMINATION DATE, AS APPLICABLE.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUBORDINATED INDENTURE GOVERNING THIS SUBORDINATED NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES

EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 204(g) OF THE FIFTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 204(a) OF THE FIFTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 204(g) OF THE FIFTH SUPPLEMENTAL INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SUBORDINATED NOTES IN DEFINITIVE FORM, THIS SUBORDINATED NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE SUBORDINATED INDENTURE (AS DEFINED HEREIN).

THIS NOTE IS NOT A DEPOSIT LIABILITY OF CITIZENS FINANCIAL GROUP, INC. (OR ITS SUCCESSOR) AND WILL NOT BE INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OF THE UNITED STATES.

CUSIP     U1745P AA7

ISIN         USU1745PAA76

REGULATION S GLOBAL NOTE

representing up to

$333,000,000

3.750% Subordinated Notes due 2024

No. S-1	$0

Citizens Financial Group, Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on July 1, 2024.

Interest Payment Dates: Beginning on January 1, 2015, January 1 and July 1 of each year

Record Dates: June 15 and December 15

Additional provisions of this Subordinated Note are set forth on the other side of this Subordinated Note.

IN WITNESS HEREOF, the Company has caused this instrument to be duly executed.

Dated:

CITIZENS FINANCIAL GROUP, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Subordinated Notes referred to in the within-mentioned Subordinated Indenture:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Dated:

[Back of Subordinated Note]

3.750% Subordinated Notes due 2024

Capitalized terms used herein shall have the meanings assigned to them in the Subordinated Indenture referred to below unless otherwise indicated.

1. INTEREST. Citizens Financial Group, Inc. (formerly RBS Citizens Financial Group, Inc.), a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Subordinated Note at a rate per annum of 4.153% from June 26, 2014 until January 1, 2016 and at a rate per annum of 3.750% from January 2, 2016 until maturity, computed on the basis of a 360-day year comprised of twelve 30-day months. The Company will pay interest on this Subordinated Note (i) semi-annually in arrears on January 1 and July 1 of each year or, if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”) to the Holder of record of this Subordinated Note on the immediately preceding December 15 and June 15 (each, a “Record Date”), in each case with respect to the next occurring Interest Payment Date. Interest on this Subordinated Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including June 26, 2014; provided that the first Interest Payment Date shall be January 1, 2015.

2. METHOD OF PAYMENT. The Company will pay interest on this Subordinated Note to the Person that is the registered Holder of this Subordinated Note at the close of business on the Record Date (whether or not a Business Day) next preceding the Interest Payment Date, even if this Subordinated Note is cancelled after such Record Date and on or before such Interest Payment Date, except as provided in Section 307 of the Base Indenture with respect to Defaulted Interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the Security Register of Holders; provided that (a) all payments of principal, premium, if any, and interest on, Subordinated Notes represented by Global Notes registered in the name of or held by DTC or its nominee will be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof and (b) all payments of principal, premium, if any, and interest with respect to certificated Subordinated Notes will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon, the Trustee under the Subordinated Indenture, will act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

4. SUBORDINATED INDENTURE. The Company issued the Subordinated Notes under a Subordinated Indenture, dated as of September 28, 2012 (the “Base Indenture”), as amended and supplemented by a Fifth Supplemental Indenture, dated as of June 26, 2014 (the “Fifth

Supplemental Indenture”), and a Tenth Supplemental Indenture, dated as of December 3, 2015 (the “Tenth Supplemental Indenture”, and the Base Indenture as amended and by the Fifth Supplemental Indenture and Tenth Supplemental Indenture, the “Subordinated Indenture”), each between the Company and the Trustee. This Subordinated Note is one of a duly authorized issue of Subordinated Debt Securities of the Company designated as its “3.750% Subordinated Notes due 2024”. To the extent any provision of this Subordinated Note conflicts with the express provisions of the Subordinated Indenture, the provisions of the Subordinated Indenture shall govern and be controlling.

5. REDEMPTION. Except as described below, the Subordinated Notes shall not be redeemable at the Company’s option:

(a) Regulatory Event Redemption. The Company may, at its option, redeem the Subordinated Notes in whole (but not in part) at any time after the occurrence of a Regulatory Event.

(b) Tax Event Redemption. The Company may, at its option, redeem the Subordinated Notes in whole (but not in part) within 90 days following the occurrence of a Tax Event.

(c) Event Redemption Price. In the case of any redemption of the Subordinated Notes resulting from a Regulatory Event or a Tax Event, the “Event Redemption Price” with respect to the Subordinated Notes shall be equal to 101% of the outstanding principal amount of the Subordinated Notes together with any accrued and unpaid interest to the applicable Redemption Date. If the Event Redemption Price in respect of the Subordinated Notes is not paid on the applicable Redemption Date, interest on the outstanding principal amount of the Subordinated Notes will continue to accrue until the Event Redemption Price is actually paid or set aside for payment.

(d) Redemption Procedures. Except as modified by Section 203 of the Fifth Supplemental Indenture, any redemption of the Subordinated Notes resulting from a Regulatory Event or a Tax Event is subject to the terms and conditions of Article XIII of the Base Indenture (except for Sections 1303 and 1307 of the Base Indenture, solely to the extent they are inapplicable in the case of any redemption upon the occurrence of a Regulatory Event or a Tax Event pursuant to Section 203(a) or Section 203(b) of the Fifth Supplemental Indenture).

6. MANDATORY REDEMPTION, SINKING FUND. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Subordinated Notes.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Subordinated Notes are in registered form without coupons in denominations of $200,000 and any integral multiples of $1,000 in excess thereof. The transfer of Subordinated Notes may be registered and Subordinated Notes may be exchanged as provided in the Subordinated Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Subordinated Indenture. The Company need not exchange or register the transfer of any Subordinated Note or portion of a Subordinated Note selected for redemption. Also, the Company need not exchange of register the transfer of any Subordinated Notes for a period of 15 days before a selection of Subordinated Notes to be redeemed.

8. PERSONS DEEMED OWNERS. The registered Holder of a Subordinated Note may be treated as its owner for all purposes.

9. AMENDMENT, SUPPLEMENT AND WAIVER. The Subordinated Indenture or the Subordinated Notes may be amended or supplemented as provided in the Subordinated Indenture.

10. DEFAULTS AND REMEDIES. The only Events of Default with respect to the Subordinated Notes are set forth in Article V of the Base Indenture. If an Event of Default with respect to the Subordinated Notes occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Outstanding Subordinated Notes may declare the principal amount of, premium, if any, and all accrued but unpaid interest, if any, on all the Subordinated Notes to be due and payable immediately, by a written notice to the Company (and to the Trustee, if given by Holders), and upon such a declaration the principal amount (or specified amount), premium and interest of the Subordinated Notes shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default with respect to the Subordinated Notes occurs as a result of the happening of any event of the kind specified in the first sentence of the second paragraph of Section 1501 of the Base Indenture involving the Company, the principal of all Outstanding Subordinated Notes, premium, if any, and any interest accrued thereon shall become due and payable immediately without any further action on the part of the Trustee or the Holders. Holders may not enforce the Subordinated Indenture or the Subordinated Notes except as provided in the Subordinated Indenture. Subject to certain limitations, Holders of not less than a majority in principal amount of the Outstanding Subordinated Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Subordinated Notes notice of any default under the Subordinated Indenture (except a default relating to the payment of principal of, premium, if any, or interest on the Subordinated Notes) if it determines that withholding notice is in their interest. The Holders of not less than a majority in principal amount of the Outstanding Subordinated Notes may on behalf of the Holders of all of the Subordinated Notes waive any past default or its consequences under the Subordinated Indenture, except a default in payment of the principal of, premium, if any, or interest on, any of the Subordinated Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Subordinated Indenture, and the Company is required to give prompt written notice to the Trustee of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up or relating to the Company as a whole, whether voluntary or involuntary, or of any default with respect to any Senior Indebtedness that would prevent the Trustee from making any payment in respect of the Subordinated Notes under Section 1501 (Agreement to Subordinate) of the Base Indenture.

11. AUTHENTICATION. This Subordinated Note shall not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.

12. GOVERNING LAW. THE SUBORDINATED INDENTURE AND THIS SUBORDINATED NOTE SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

13. CUSIP NUMBERS AND ISIN. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Subordinated Notes and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Subordinated Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Subordinated Indenture. Requests may be made to the Company at the following address:

Citizens Financial Group, Inc.

600 Washington Boulevard

Stamford, CT 06901

Fax No.: 203-900-6758

Attention: Robin S. Elkowitz

ASSIGNMENT FORM

To assign this Subordinated Note, fill in the form below:

(Insert assignee’s legal name)

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Subordinated Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Please sign exactly as your name appears on the face of this Subordinated Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $0. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Custodian